                                                                    EXHIBIT 24.1
                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of INSURANCE AUTO AUCTIONS, An Illinois corporation (the "Company"), does hereby constitute and appoint JAMES P. ALAMPI AND GASPARE G. RUGGIRELLO, each with full power to act, as the true and lawful attorney and agent of the undersigned, with full power of substitution and resubstitution of each said attorneys, to execute, file or deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereto, relating to annual reports on Form 10-K, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name in the name and on behalf of the Company, as indicated below opposite his signature, to annual reports on Form 10-K or any amendment or papers supplemental thereto; and the undersigned does hereby fully ratify and confirm all that said attorney and agent or the substitute of any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 9th day of March, 1998.


         NAME                       TITLE
         ----                       -----

    /s/ BRADLEY S. SCOTT           Director and Chairman
-----------------------------
Bradley S. Scott


                                   Director, President and
-----------------------------      Chief Executive Officer
James P. Alampi


                                   Senior Vice President and
-----------------------------      Chief Financial Officer
Linda C. Larrabee


                                   Director
-----------------------------
Maurice A. Cocca


                                   Director
-----------------------------
Susan B. Gould


                                   Director
-----------------------------
Christopher G. Knowles


                                   Director
-----------------------------
Melvin A. Martin


                                   Director
-----------------------------
Thomas J. O'Malia


                                   Director
-----------------------------
Glen E. Tullman


                                   Director
-----------------------------
John Wilcox

                                                                    EXHIBIT 24.1
                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of INSURANCE AUTO AUCTIONS, An Illinois corporation (the "Company"), does hereby constitute and appoint JAMES P. ALAMPI AND GASPARE G. RUGGIRELLO, each with full power to act, as the true and lawful attorney and agent of the undersigned, with full power of substitution and resubstitution of each said attorneys, to execute, file or deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereto, relating to annual reports on Form 10-K, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name in the name and on behalf of the Company, as indicated below opposite his signature, to annual reports on Form 10-K or any amendment or papers supplemental thereto; and the undersigned does hereby fully ratify and confirm all that said attorney and agent or the substitute of any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 9th day of March, 1998.


         NAME                       TITLE
         ----                       -----

                                   Director and Chairman
-----------------------------
Bradley S. Scott


     /s/ JAMES P. ALAMPI           Director, President and
-----------------------------      Chief Executive Officer
James P. Alampi


                                   Senior Vice President and
-----------------------------      Chief Financial Officer
Linda C. Larrabee


                                   Director
-----------------------------
Maurice A. Cocca


                                   Director
-----------------------------
Susan B. Gould


                                   Director
-----------------------------
Christopher G. Knowles


                                   Director
-----------------------------
Melvin A. Martin


                                   Director
-----------------------------
Thomas J. O'Malia


                                   Director
-----------------------------
Glen E. Tullman


                                   Director
-----------------------------
John Wilcox

                                                                    EXHIBIT 24.1
                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of INSURANCE AUTO AUCTIONS, An Illinois corporation (the "Company"), does hereby constitute and appoint JAMES P. ALAMPI AND GASPARE G. RUGGIRELLO, each with full power to act, as the true and lawful attorney and agent of the undersigned, with full power of substitution and resubstitution of each said attorneys, to execute, file or deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereto, relating to annual reports on Form 10-K, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name in the name and on behalf of the Company, as indicated below opposite his signature, to annual reports on Form 10-K or any amendment or papers supplemental thereto; and the undersigned does hereby fully ratify and confirm all that said attorney and agent or the substitute of any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 9th day of March, 1998.


         NAME                       TITLE
         ----                       -----

                                   Director and Chairman
-----------------------------
Bradley S. Scott


                                   Director, President and
-----------------------------      Chief Executive Officer
James P. Alampi


    /s/ LINDA C. LARRABEE          Senior Vice President and
-----------------------------      Chief Financial Officer
Linda C. Larrabee


                                   Director
-----------------------------
Maurice A. Cocca


                                   Director
-----------------------------
Susan B. Gould


                                   Director
-----------------------------
Christopher G. Knowles


                                   Director
-----------------------------
Melvin A. Martin


                                   Director
-----------------------------
Thomas J. O'Malia


                                   Director
-----------------------------
Glen E. Tullman


                                   Director
-----------------------------
John Wilcox

                                                                    EXHIBIT 24.1
                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of INSURANCE AUTO AUCTIONS, An Illinois corporation (the "Company"), does hereby constitute and appoint JAMES P. ALAMPI AND GASPARE G. RUGGIRELLO, each with full power to act, as the true and lawful attorney and agent of the undersigned, with full power of substitution and resubstitution of each said attorneys, to execute, file or deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereto, relating to annual reports on Form 10-K, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name in the name and on behalf of the Company, as indicated below opposite his signature, to annual reports on Form 10-K or any amendment or papers supplemental thereto; and the undersigned does hereby fully ratify and confirm all that said attorney and agent or the substitute of any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 9th day of March, 1998.


         NAME                       TITLE
         ----                       -----

                                   Director and Chairman
-----------------------------
Bradley S. Scott


                                   Director, President and
-----------------------------      Chief Executive Officer
James P. Alampi


                                   Senior Vice President and
-----------------------------      Chief Financial Officer
Linda C. Larrabee


    /s/ MAURICE A. COCCA           Director
-----------------------------
Maurice A. Cocca


                                   Director
-----------------------------
Susan B. Gould


                                   Director
-----------------------------
Christopher G. Knowles


                                   Director
-----------------------------
Melvin A. Martin


                                   Director
-----------------------------
Thomas J. O'Malia


                                   Director
-----------------------------
Glen E. Tullman


                                   Director
-----------------------------
John Wilcox

                                                                    EXHIBIT 24.1
                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of INSURANCE AUTO AUCTIONS, An Illinois corporation (the "Company"), does hereby constitute and appoint JAMES P. ALAMPI AND GASPARE G. RUGGIRELLO, each with full power to act, as the true and lawful attorney and agent of the undersigned, with full power of substitution and resubstitution of each said attorneys, to execute, file or deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereto, relating to annual reports on Form 10-K, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name in the name and on behalf of the Company, as indicated below opposite his signature, to annual reports on Form 10-K or any amendment or papers supplemental thereto; and the undersigned does hereby fully ratify and confirm all that said attorney and agent or the substitute of any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 9th day of March, 1998.


         NAME                       TITLE
         ----                       -----

                                   Director and Chairman
-----------------------------
Bradley S. Scott


                                   Director, President and
-----------------------------      Chief Executive Officer
James P. Alampi


                                   Senior Vice President and
-----------------------------      Chief Financial Officer
Linda C. Larrabee


                                   Director
-----------------------------
Maurice A. Cocca


     /s/ SUSAN B. GOULD            Director
-----------------------------
Susan B. Gould


                                   Director
-----------------------------
Christopher G. Knowles


                                   Director
-----------------------------
Melvin A. Martin


                                   Director
-----------------------------
Thomas J. O'Malia


                                   Director
-----------------------------
Glen E. Tullman


                                   Director
-----------------------------
John Wilcox

                                                                    EXHIBIT 24.1
                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of INSURANCE AUTO AUCTIONS, An Illinois corporation (the "Company"), does hereby constitute and appoint JAMES P. ALAMPI AND GASPARE G. RUGGIRELLO, each with full power to act, as the true and lawful attorney and agent of the undersigned, with full power of substitution and resubstitution of each said attorneys, to execute, file or deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereto, relating to annual reports on Form 10-K, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name in the name and on behalf of the Company, as indicated below opposite his signature, to annual reports on Form 10-K or any amendment or papers supplemental thereto; and the undersigned does hereby fully ratify and confirm all that said attorney and agent or the substitute of any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 9th day of March, 1998.


         NAME                       TITLE
         ----                       -----

                                   Director and Chairman
-----------------------------
Bradley S. Scott


                                   Director, President and
-----------------------------      Chief Executive Officer
James P. Alampi


                                   Senior Vice President and
-----------------------------      Chief Financial Officer
Linda C. Larrabee


                                   Director
-----------------------------
Maurice A. Cocca


                                   Director
-----------------------------
Susan B. Gould


 /s/ CHRISTOPHER G. KNOWLES        Director
-----------------------------
Christopher G. Knowles


                                   Director
-----------------------------
Melvin A. Martin


                                   Director
-----------------------------
Thomas J. O'Malia


                                   Director
-----------------------------
Glen E. Tullman


                                   Director
-----------------------------
John Wilcox

                                                                    EXHIBIT 24.1
                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of INSURANCE AUTO AUCTIONS, An Illinois corporation (the "Company"), does hereby constitute and appoint JAMES P. ALAMPI AND GASPARE G. RUGGIRELLO, each with full power to act, as the true and lawful attorney and agent of the undersigned, with full power of substitution and resubstitution of each said attorneys, to execute, file or deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereto, relating to annual reports on Form 10-K, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name in the name and on behalf of the Company, as indicated below opposite his signature, to annual reports on Form 10-K or any amendment or papers supplemental thereto; and the undersigned does hereby fully ratify and confirm all that said attorney and agent or the substitute of any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 9th day of March, 1998.


         NAME                       TITLE
         ----                       -----

                                   Director and Chairman
-----------------------------
Bradley S. Scott


                                   Director, President and
-----------------------------      Chief Executive Officer
James P. Alampi


                                   Senior Vice President and
-----------------------------      Chief Financial Officer
Linda C. Larrabee


                                   Director
-----------------------------
Maurice A. Cocca


                                   Director
-----------------------------
Susan B. Gould


                                   Director
-----------------------------
Christopher G. Knowles


    /s/ MELVIN A. MARTIN           Director
-----------------------------
Melvin A. Martin


                                   Director
-----------------------------
Thomas J. O'Malia


                                   Director
-----------------------------
Glen E. Tullman


                                   Director
-----------------------------
John Wilcox

                                                                    EXHIBIT 24.1
                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of INSURANCE AUTO AUCTIONS, An Illinois corporation (the "Company"), does hereby constitute and appoint JAMES P. ALAMPI AND GASPARE G. RUGGIRELLO, each with full power to act, as the true and lawful attorney and agent of the undersigned, with full power of substitution and resubstitution of each said attorneys, to execute, file or deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereto, relating to annual reports on Form 10-K, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name in the name and on behalf of the Company, as indicated below opposite his signature, to annual reports on Form 10-K or any amendment or papers supplemental thereto; and the undersigned does hereby fully ratify and confirm all that said attorney and agent or the substitute of any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 9th day of March, 1998.


         NAME                       TITLE
         ----                       -----

                                   Director and Chairman
-----------------------------
Bradley S. Scott


                                   Director, President and
-----------------------------      Chief Executive Officer
James P. Alampi


                                   Senior Vice President and
-----------------------------      Chief Financial Officer
Linda C. Larrabee


                                   Director
-----------------------------
Maurice A. Cocca


                                   Director
-----------------------------
Susan B. Gould


                                   Director
-----------------------------
Christopher G. Knowles


                                   Director
-----------------------------
Melvin A. Martin


    /s/ THOMAS J. O'MALIA          Director
-----------------------------
Thomas J. O'Malia


                                   Director
-----------------------------
Glen E. Tullman


                                   Director
-----------------------------
John Wilcox

                                                                    EXHIBIT 24.1
                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of INSURANCE AUTO AUCTIONS, An Illinois corporation (the "Company"), does hereby constitute and appoint JAMES P. ALAMPI AND GASPARE G. RUGGIRELLO, each with full power to act, as the true and lawful attorney and agent of the undersigned, with full power of substitution and resubstitution of each said attorneys, to execute, file or deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereto, relating to annual reports on Form 10-K, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name in the name and on behalf of the Company, as indicated below opposite his signature, to annual reports on Form 10-K or any amendment or papers supplemental thereto; and the undersigned does hereby fully ratify and confirm all that said attorney and agent or the substitute of any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 9th day of March, 1998.


         NAME                       TITLE
         ----                       -----

                                   Director and Chairman
-----------------------------
Bradley S. Scott


                                   Director, President and
-----------------------------      Chief Executive Officer
James P. Alampi


                                   Senior Vice President and
-----------------------------      Chief Financial Officer
Linda C. Larrabee


                                   Director
-----------------------------
Maurice A. Cocca


                                   Director
-----------------------------
Susan B. Gould


                                   Director
-----------------------------
Christopher G. Knowles


                                   Director
-----------------------------
Melvin A. Martin


                                   Director
-----------------------------
Thomas J. O'Malia


     /s/ GLEN E. TULLMAN           Director
-----------------------------
Glen E. Tullman


                                   Director
-----------------------------
John Wilcox

                                                                    EXHIBIT 24.1
                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of INSURANCE AUTO AUCTIONS, An Illinois corporation (the "Company"), does hereby constitute and appoint JAMES P. ALAMPI AND GASPARE G. RUGGIRELLO, each with full power to act, as the true and lawful attorney and agent of the undersigned, with full power of substitution and resubstitution of each said attorneys, to execute, file or deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereto, relating to annual reports on Form 10-K, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name in the name and on behalf of the Company, as indicated below opposite his signature, to annual reports on Form 10-K or any amendment or papers supplemental thereto; and the undersigned does hereby fully ratify and confirm all that said attorney and agent or the substitute of any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 9th day of March, 1998.


         NAME                       TITLE
         ----                       -----

                                   Director and Chairman
-----------------------------
Bradley S. Scott


                                   Director, President and
-----------------------------      Chief Executive Officer
James P. Alampi


                                   Senior Vice President and
-----------------------------      Chief Financial Officer
Linda C. Larrabee


                                   Director
-----------------------------
Maurice A. Cocca


                                   Director
-----------------------------
Susan B. Gould


                                   Director
-----------------------------
Christopher G. Knowles


                                   Director
-----------------------------
Melvin A. Martin


                                   Director
-----------------------------
Thomas J. O'Malia


                                   Director
-----------------------------
Glen E. Tullman


       /s/ JOHN WILCOX             Director
-----------------------------
John Wilcox

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of INSURANCE AUTO AUCTIONS, An Illinois corporation (the "Company"), does hereby constitute and appoint JAMES P. ALAMPI AND GASPARE G. RUGGIRELLO, each with full power to act, as the true and lawful attorney and agent of the undersigned, with full power of substitution and resubstitution of each said attorneys, to execute, file or deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereto, relating to annual reports on Form 10-K, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name in the name and on behalf of the Company, as indicated below opposite his signature, to annual reports on Form 10-K or any amendment or papers supplemental thereto; and the undersigned does hereby fully ratify and confirm all that said attorney and agent or the substitute of any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 9th day of March, 1998.


         NAME                       TITLE
         ----                       -----

STEPHEN L. GREEN                    Vice President, Corporate Controller
-----------------------------
Stephen L. Green